Exhibit 10.15
FIRST AMENDMENT TO DEED OF LEASE

This FIRST amendment TO DEED OF lease (this “Amendment”) is entered into as of the 23rd day of December, 2019 (the “Effective Date”) by and between TAMARES 7950 OWNER LLC, a Delaware limited liability company, having an office c/o Tamares Real Estate Holdings, Inc., 1500 Broadway, 24th Floor, New York, New York 10036 (“Landlord”), and APPIAN CORPORATION, a Delaware corporation, having an office at Valo Park, 7950 Jones Branch Drive, Tysons, Virginia 22102 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Deed of Lease dated as of April 17, 2018 (the “Lease”), pursuant to which Tenant leased from Landlord certain premises (collectively, the “Premises”) in the Building located at 7950 Jones Branch Drive, McLean, Virginia, all as more particularly described in the Lease;

WHEREAS, pursuant to the Lease, the Tenant has the exclusive right to use the Storage Space (as such term is defined in the Lease); and

WHEREAS, since Tenant no longer requires the Storage Space and the Storage Space is beneficial to Landlord, Tenant and Landlord agreed to amend the Lease to remove from the Lease Tenant’s right to use the Storage Space, subject to them terms and conditions set forth herein;

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.DEFINITIONS.

(a)All capitalized terms used and not defined herein shall have the respective meanings set forth in the Lease.

2.AMENDMENTS.

(a)the Lease is hereby amended and modified as follows:

(i)Article 38 of the Lease titled “Storage Space” is hereby deleted in its entirety, the last sentence of Paragraph 9 in the Summary of Basic Lease Information is hereby deleted, and any other reference to the term “Storage Space” is hereby deleted from the Lease.

(ii)Exhibit A-18 of the Lease titled “Storage Space” is hereby deleted in its entirety.

3.REFERENCE TO AND EFFECT ON THE LEASE.

Exhibit 10.15
(a)Construction. On and after the Effective Date, each reference in the Lease to “this Lease,” “hereunder,” “hereof,” “herein,” and words of like import shall mean and be a reference to the Lease as amended hereby.

(b)No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Landlord or Tenant under the Lease, or constitute a waiver of any provision of the Lease.

4.MISCELLANEOUS.

(a)Ratification and Confirmation of the Lease. Except as specifically modified and amended by this Amendment, all of the terms, covenants and conditions of the Lease are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the remainder of the term thereof, and the Lease as amended hereby shall, from and after the Effective Date, be read as a single, integrated document incorporating the changes effected by this Amendment.

(b)Not a Binding Offer. This Amendment shall not be binding upon or enforceable against Landlord or Tenant unless and until both parties shall have executed and unconditionally delivered a fully executed copy of this Amendment to the other party.

(c)Modifications Must Be in Writing. This Amendment may not be modified, amended or terminated nor may any of its provisions be waived except by an agreement in writing signed by the parties hereto.

(d)Successors and Assigns. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)No Prior Agreements. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Amendment.

(f)Broker. Each of Tenant and Landlord represents to the other that it has dealt with no broker in connection with this Amendment. Each of Landlord and Tenant agrees to indemnify, defend and hold harmless the other from and against any claims based or alleged to be based upon the acts or omissions of the indemnifying party, for any brokerage commission or finder’s fee with respect to this Amendment by persons other than Broker, and for all costs, expenses and liabilities incurred in connection with such claims, including reasonable attorney’s fees and disbursements arising out of a breach of the foregoing representation.

(g)Due Authorization. Each of Landlord and Tenant represents and warrants that (i) its execution and delivery of this Amendment, and its performance of its obligations hereunder, have been duly authorized, (ii) the person(s) executing this Amendment on its behalf have full

Exhibit 10.15
authority to enter into this Amendment, and (iii) no further action is necessary for it to be obligated to fulfill it’s obligations under the Lease, as amended hereby.

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Exhibit 10.15
IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:
TAMARES 7950 OWNER LLC

By: /s/ Itrat Sayeed
        Name: Itrat Sayeed
        Title: Vice President

TENANT:
APPIAN CORPORATION

By: /s/ Mark Lynch
        Name: Mark Lynch
        Title: CFO